AMERICAN SECURITY RESOURCES CORPORATION

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, SHALL HAVE BECOME EFFECTIVE WITH REGARD TO THE WARRANT SHARES, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase
2,000,000 shares

Warrant to Purchase Common Stock
of
American Security Resources Corporation

THIS CERTIFIES that Goldbridge Capital, LLC, (the “Holder”) or any subsequent holder, has the right to purchase from American Security Resources Corporation, a Nevada corporation (the "Company"), up to 2,000,000 fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to Thirty Cents, ($0.30) per share , at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is three (3) years after the Date of Issuance (the “Exercise Period”).

Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this “Warrant”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth below.

1.  Date of Issuance, Term, and Vesting of Warrant Rights.

The issuance date of this warrant is October ____ , 2004. (“Date of Issuance”). The term of this Warrant is three (3) years from the Date of Issuance, (the “Term”).

This Warrant is exercisable as to one-half of the Warrant Shares ten business days after the Company has received the Closing Documents from Holder, i.e., the end of the Due Diligence Period, as the same may be extended, as referenced in the Discretionary Drawdown Offering Term Sheet Agreement dated on or about October 4, 2004, between Holder and Company (the “Letter of Agreement”). This Warrant is exercisable as to an additional one-eighth of the Warrant Shares after each of the first four six-month anniversary dates of the Date of Issuance.

If the Company does not execute the Closing Documents, this Warrant shall be exercisable for no more than one-half of the Warrant Shares, and if the Company terminates the Discretionary Drawdown Offering transaction in writing before the end of the Due Diligence Period, this Warrant shall not be exercisable for any shares of the Company and shall be returned to the Company by the Holder.

2.  Exercise.

(a)  Manner of Exercise. During the Term of this Warrant, it may be exercised as to all or any lesser number of full shares of Common Stock upon surrender of this Warrant, with the Exercise Form, attached as Exhibit A (the “Exercise Form”) together with the full Exercise Price (as defined below) for each share of Common Stock for which this Warrant is exercised, at the office of the Company, or at such other office or agency as the Company may designate in writing, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent.

(b)  Date of Exercise. The "Date of Exercise" of the Warrant shall be the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. If the Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.

(c)  Cancellation of Warrant. As soon as practical after the Date of Exercise Holder shall be entitled to receive Common Stock for the number of shares purchased upon the Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to the Common Stock purchased.

(d)  Holder of Record. The person or entity whose name appears on this Warrant shall be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

3.  Payment of Warrant Exercise Price.

The Exercise Price per share (“Exercise Price”) shall initially equal $0.30. If the Date of Exercise is more than six (6) months after the Date of Issuance, the Exercise Price shall be reset on each six month anniversary of the Date of Issuance to equal the lesser of (i) the then current Exercise Price, or (ii) 105% of the lowest Closing Bid Price during the ten trading days immediately preceding the six-month anniversary date. Payment of the Exercise Price may be made in any of the following ways, at the election of Holder:

(i)  Cash Exercise: cash, bank or cashiers check or wire transfer; or

(ii)  Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction under this subsection.

In order to effect a Cashless Exercise, the Holder shall surrender this Warrant together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)/A

where:
X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the Closing Bid Price of the Common Stock for the trading day prior to the Date of Exercise (the "Closing Bid Price"), as reported by the principal market on which the stock is traded. If the Common Stock is/was not traded during the trading day prior to the Date of Exercise, then the closing bid price for the last publicly traded day shall be deemed to be the closing bid price.

B = the Exercise Price.

For purposes hereof, the term “Closing Bid Price” shall mean the last price at which a trade was executed on the Nasdaq Small Cap Market, the Nasdaq National Market System (“NMS”), the American Stock Exchange, or the New York Stock Exchange, or if not traded in one of these exchanges or markets, the “Closing Bid Price” shall equal the higher bid price listed at closing on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the last closing bid price as reported by National Quotation Bureau, Inc. prior to the Date of Exercise.

For purposes of Rule 144 and Section (3)(ii) hereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and agreed that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall have commenced on the date this Warrant was issued.

4.  Transfer and Registration.

(a)  Transfer Rights. Subject to Section 8, this Warrant may be transferred on the books of the Company, in whole or in part, upon surrender of this Warrant properly completed and endorsed. As soon as practicable, the person to whom a transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion retained.

(b)  Registrable Securities. In addition to any other registration rights of the Holder, if the Common Stock issuable upon exercise of this Warrant is not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities, or upon an exchange offer for securities of the issuer or another entity)(a “Piggyback Registration Statement”), the Company shall cause to be included in such Piggyback Registration Statement (“Piggyback Registration”) all of the Common Stock issuable upon the exercise of this Warrant (“Registrable Securities”) to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the Date of Issuance; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto or (ii) registration under the Act is no longer required for immediate public distribution within a 90-day period of such security as a result of the provisions of Rule 144.

(c)  Limitation on Obligations to Register. In the case of an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the Piggyback Registration Statement shall be allocated among all Holders who had requested Piggyback Registration in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders.

5.  Anti-Dilution Adjustments.

(a)  Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

(b)  Recapitalization or Reclassification.

(i)  Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger number of shares (a “Stock Split”), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionally decreased.

(ii)  Reverse Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a “Reverse Stock Split”), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be proportionately decreased and the Exercise Price shall be proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

(c)  Distributions. If the Company shall at any time distribute, for no consideration, to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

(d)  Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company’s assets (a “Corporate Change”), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change.

(e)  Exercise Price Adjusted. No adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more.

(f)  Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

6.  No Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

7.  Reservation of Shares.

The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

8.  Restrictions on Transfer.

(a)  Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or unless the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; the transfer complies with any applicable state securities laws; and, if no registration covering the resale of the Warrant Shares is effective at the time the Warrant Shares are issued, the Holder consents to a legend being placed on certificates for the Warrant Shares stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

(b)  Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. In such event, Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) business days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

9.  Benefits of this Warrant.

Nothing in this Warrant shall confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

10.  Applicable Law.

This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Texas, without giving effect to conflict of law provisions.

11.  Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver an identical new Warrant.

12.  Notice or Demands.

Notices or demands to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by overnight mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to the Company as set forth in Section 2(a) above. Notices or demands to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by overnight mail, certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company’s records, until another address is designated in writing by Holder.

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ___ day of October, 2004.

American Security Resources Corporation

By: ________________________________

EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: American Security Resources Corporation

The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the “Common Stock”) of American Security Resources Corporation, a Nevada corporation (the “Company”), evidenced by the attached warrant (the “Warrant”), and makes payment of the exercise price with respect to such shares in full, in accordance with the conditions and provisions of said Warrant. This is a (circle one: Cash / Cashless) Exercise.

1 The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address below:

Goldbridge Capital, LLC

Date: _______________________________

____________________________________
Signature / Title

Address: ______________________________

______________________________________

______________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever, or if for an entity other than an individual, must be the authentic signature of an authorized signer with the power to act for that entity.
________________________________________________________________________

EXHIBIT B
ASSIGNMENT
(To be executed by a Holder
desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned Holder of the attached warrant (the “Warrant”) hereby sells, assigns and transfers to the person or persons named below the right to purchase _______ shares of the Common Stock of American Security Resources Corporation, evidenced by the attached Warrant and does irrevocably constitute and appoint the Company attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Goldbridge Capital, LLC

Date: _______________________________

____________________________________
Signature / Title

Address: ______________________________

______________________________________

______________________________________

Assignee 1:
Name: ___________________________
Number of Shares Transferred: ________
Address: _________________________

Assignee 2:
Name: _____________________________
Number of Shares Transferred: __________
Address: ___________________________